UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 2, 2017

Electronics For Imaging, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-18805	94-3086355
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6750 Dumbarton Circle

Fremont, California 944555

(Address of Principal Executive Offices)

(650) 357-3500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure

On January 31, 2017, Electronics For Imaging, Inc. (the “Company”) entered into a transaction to acquire Xerox Corporation’s FreeFlow Print Server Digital Front Ends business. As a result of such transaction, the Company is updating its guidance for the first quarter ending March 31, 2017. The Company now expects GAAP revenue to be in the range of $236 million to $241 million for the first quarter of fiscal year 2017 compared to its prior outlook in the range of $235 million to $240 million. In addition, the Company now expects revenue for the full fiscal year 2017 for its Fiery segment to grow by low to mid-single digits. The Company also now expects non-GAAP operating margin to be in the range of 13% to 15% compared to its prior outlook of 15% to 16%.

A copy of the presentation that the Company intends to use in its discussion of the transaction with investors is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The presentation includes financial information not prepared in accordance with generally accepted accounting principles (“GAAP”). A reconciliation of the non-GAAP financial measures to the most directly comparable financial measures prepared in accordance with GAAP is included in the presentation. The Company believes the presentation of non-GAAP operating margin provides important supplemental information regarding non-cash expenses and significant items that the Company believes is important to understanding financial and business trends relating to the Company’s financial condition and results of operations. Non-GAAP operating margin is among the primary indicators used by management as a basis for planning and forecasting future periods and by management and the Company’s Board of Directors to determine whether its operating performance has met specified targets and thresholds. Management of the Company uses non-GAAP operating margin when evaluating operating performance because it believes the exclusion of certain items as described in the presentation, for which the amounts and/or timing may vary significantly depending on the Company’s activities and other factors, facilitates comparability of the Company’s operating performance from period to period. The Company has chosen to provide this information to investors so that they can analyze the Company’s operating results in the same way that management does and use this information in the assessment of the Company’s business and the valuation of the Company.

The information included in this Item 7.01 and Exhibits 99.1 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Safe Harbor for Forward Looking Statements

The information included in this Item 7.01 and Exhibit 99.1 contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Statements other than statements of historical fact including words such as “anticipate”, “believe”, “consider”, “continue”, “develop”, “estimate”, “expect”, “look”, and “plan” and statements in the future tense are forward looking statements. The statements in this Current Report on Form 8-K and presentation that could be deemed forward-looking statements include statements regarding the Company’s outlook for its first quarter of fiscal year 2017 and full fiscal year 2017 for its Fiery segment, the Company’s strategy, plans, expectations regarding its revenue growth, introduction of new products, product portfolio, productivity, future opportunities for the Company and its customers, demand for products and any statements or assumptions underlying any of the foregoing.

Forward-looking statements are subject to certain risks and uncertainties that could cause our actual future results to differ materially, or cause a material adverse impact on our results. Potential risks and uncertainties include, but are not necessarily limited to, intense competition in each of our businesses, including competition from products developed by the Company’s customers; unforeseen expenses; fluctuations in currency exchange rates; the difficulty of aligning expense levels with revenue; management’s ability to forecast revenues, expenses and earnings; our ability to successfully integrate acquired businesses; changes in the mix of products sold; the uncertainty of market acceptance of new product introductions; challenge of managing asset levels, including inventory and variations in inventory levels; the uncertainty of continued success in technological advances; the challenges of obtaining timely, efficient and quality product manufacturing and supply of components; any world-wide financial and economic difficulties and downturns; adverse tax-related matters such as tax audits, changes in our effective tax rate or new tax legislative proposals; the unpredictability of development schedules and commercialization of products by the leading printer manufacturers and declines or delays in demand for our related products; the impact of changing consumer preferences on demand for our textile products; litigation involving intellectual property rights or other related matters; the uncertainty regarding the amount and timing of future share repurchases by the Company and the origin of funds used for such repurchases; the market prices of the Company’s common stock prior to, during and after the share repurchases; and any other risk factors that may be included from time to time in the Company’s SEC reports.

Readers are cautioned not to place undue reliance on the forward-looking statements included in the information included in this Item 7.01 and Exhibit 99.1, which are made as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update information contained in this Item 7.01 and Exhibit 99.1. For further information regarding risks and uncertainties associated with the Company’s businesses, please refer to the section entitled “Risk Factors” in the Company’s SEC filings, including, but not limited to, its annual report on Form 10-K and its quarterly reports on Form 10-Q, copies of which may be obtained by contacting the Company’s Investor Relations Department by phone at 650-357-3828 or by email at investor.relations@efi.com or the Company’s Investor Relations website at www.efi.com.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Slide Presentation of Electronics For Imaging, Inc., dated February 2, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 2, 2017	ELECTRONICS FOR IMAGING, INC.

	By:	/s/ Marc Olin
	Name:	Marc Olin
	Title:	Chief Financial Officer

INDEX TO EXHIBITS FILED WITH

THE CURRENT REPORT ON FORM 8-K DATED FEBRUARY 2, 2017

Exhibit No.	Description

99.1	Slide Presentation of Electronics For Imaging, Inc., dated February 2, 2017